United States
Securities and Exchange Commission
Washington, D. C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.__)

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
SYNALLOY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Leading Proxy Advisory Firm ISS Recommends Synalloy Shareholders Vote on Management’s BLUE Proxy Card

ISS Recommends that Shareholders Vote “FOR” Director Nominees Craig Bram, Susan Gayner, Henry Guy, Jeff Kaczka and Amy Michtich

Synalloy Applauds ISS’s Support for Synalloy’s CEO and the Majority of the Company’s Nominees

RICHMOND, VA (BUSINESS WIRE) - June 22, 2020 - Synalloy Corporation (Nasdaq: SYNL) (“Synalloy” or the “Company”) today announced that Institutional Shareholder Services Inc. (“ISS”) has changed its previous recommendation and is advising shareholders to vote on management’s BLUE proxy card for Synalloy’s five experienced director nominees, Craig Bram, Susan Gayner, Henry Guy, Jeff Kaczka and Amy Michtich during the upcoming 2020 Annual Meeting of Shareholders (the “Annual Meeting”). Synalloy welcomes ISS’s recommendation to shareholders to vote FOR the majority of its independent and highly qualified nominees.

In its revised recommendation issued on June 22, 2020, ISS further indicated its belief that Privet Fund Management LLC and UPG Enterprises LLC (“Privet” and “UPG,” and together, the “Dissident Group”) have not made a strong case for a change in the majority of the Board of Directors (the “Board”) and instead should be granted proportional representation on the Board.

In its positive recommendation to shareholders to vote on management’s BLUE proxy card, ISS advised:

“Shareholders are now recommended to cast their votes on the management card to withhold from the three resigning directors and vote for the five remaining incumbent directors.”

In its updated report, ISS noted Synalloy’s disclosure in its Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 22, 2020 that incumbent directors Anthony A. Callander, James W. Terry and Murray H. Wright have submitted irrevocable resignations, effective at the conclusion of the Annual Meeting, and that the Company will cumulate all of its votes for its five remaining nominees. In an effort to achieve a mutually agreeable resolution and provide shareholders with significant additional representation, this compromise ensures the election of at least three nominees of Privet and UPG and fixes the size of the Board at eight directors, unless the reconstituted Board makes a determination to change it. As previously announced by Synalloy, the reconstituted Board will select a new Chairman following the Annual Meeting of Shareholders.

Commenting on ISS’ positive recommendation, Synalloy issued the following statement:

“ISS’s recommendation reinforces our strong belief that Synalloy will be best served by a Board that features a majority of our highly-qualified incumbent directors, who have guided Synalloy to outperform its peers. Synalloy is additionally gratified by ISS’s continued support for our CEO, Craig Bram, and its recommendation that shareholders vote for stability and continued excellent performance, rather than a disruptive majority change in the Board.”

Recommends Stockholders
Sign, Date and Promptly Return the enclosed BLUE Proxy Card

If shareholders vote their shares in accordance with ISS’s and Synalloy’s recommendation, they will support the appointment of a refreshed Board comprised of five incumbent directors and three new ones, chosen by Privet and UPG (the “Blue Card Compromise”).

Accordingly, Synalloy recommends all shareholders vote all of their shares on the Company’s BLUE proxy card to support the Blue Card Compromise.
The Choice is Clear - Please Sign, Date and Promptly Return the BLUE Proxy Card
The Board urges you to carefully consider the information contained in the Company’s proxy materials in connection with the 2020 Annual Meeting of Shareholders and cast your vote on the BLUE proxy card.

•	DO NOT return the white proxy card sent to you by the Dissident Group

•	DO NOT vote by responding to the email solicitations sent to you by the Dissident Group

Should you have any questions, please contact the Company’s proxy solicitor Morrow Sodali LLC:

About Synalloy Corporation
Synalloy Corporation (Nasdaq: SYNL) is a growth oriented company that engages in a number of diverse business activities including the production of stainless steel pipe and tube, galvanized pipe and tube, fiberglass and steel storage tanks, specialty chemicals and the master distribution of seamless carbon pipe and tubing. For more information about Synalloy Corporation, please visit our website at www.synalloy.com.

Forward-Looking Statements
This press release may include “forward-looking statements” within the meaning of the federal securities laws. All statements that are not historical facts are “forward-looking statements.” The words “estimate,” “project,” “intend,” “expect,” “believe,” “should,” “anticipate,” “hope,” “optimistic,” “plan,” “outlook,” “should,” “could,” “may” and similar expressions identify forward-looking statements. The forward-looking statements are subject to certain risks and uncertainties, including without limitation those identified below, which could cause actual results to differ materially from historical results or those

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anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. The following factors could cause actual results to differ materially from historical results or those anticipated: adverse economic conditions; the impact of competitive products and pricing; product demand and acceptance risks; raw material and other increased costs; raw materials availability; employee relations; ability to maintain workforce by hiring trained employees; labor efficiencies; customer delays or difficulties in the production of products; new fracking regulations; a prolonged decrease in nickel and oil prices; unforeseen delays in completing the integrations of acquisitions; risks associated with mergers, acquisitions, dispositions and other expansion activities; financial stability of our customers; environmental issues; negative or unexpected results from tax law changes, unavailability of debt financing on acceptable terms and exposure to increased market interest rate risk; inability to comply with covenants and ratios required by our debt financing arrangements; ability to weather an economic downturn; loss of consumer or investor confidence, risks relating to the impact and spread of COVID-19 and other risks detailed from time-to-time in the Company’s SEC filings. The Company assumes no obligation to update the information included in this release.

Important Other Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting. The Company has filed a definitive proxy statement and BLUE proxy card with the SEC in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the Annual Meeting. Shareholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Company’s website at
 www.synalloy.com.

Media Contact
Phil Denning, ICR
(646) 277-1258
Phil.Denning@icrinc.com

Recommends Stockholders
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